EXHIBIT 32(b)

      Chief Financial Officer Certification Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Provident Community Bancshares, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Richard H. Flake, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                         /s/ Richard H. Flake
                                         ---------------------------
                                         Richard H. Flake
                                         Executive Vice President
                                         and Chief Financial Officer

Date:  November 8, 2007
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